Subsequent Events	12 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

On July 20, 2022, the Company entered into a definitive agreement (the “Agreement”) with All Seas Global Limited to acquire 100% equity interests in Tokyo Lifestyle Limited, a company principally engaged in the import and retail of Japanese beauty and cosmetic products in Hong Kong and engaged in the live e-commerce business through its wholly-owned subsidiary, Qingzhiliangpin. This acquisition is a critical initiative of the Company’s business strategy to boost the Company’s business expansion in the Southeast Asia market and advance the digital transformation of live streaming e-commerce in its retail business. Pursuant to the Agreement, the Company agreed to acquire 100% of the equity interests in Tokyo Lifestyle Limited in consideration of the sum of ¥392,000,000 in cash (approximately US$2,805,192), subject to certain terms. The transaction contemplated by the Agreement was approved by the Company’s board of directors at a meeting on June 27, 2022, and closed on July 27, 2022.

These consolidated financial statements were approved by management and available for issuance on August 15, 2022, and the Company has evaluated subsequent events through this date. The Company did not identify any subsequent events except disclosed above that would have required adjustment or disclosure in the financial statements.